UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 7, 2015

Life Clips, Inc.

(Exact Name of Registrant as Specified in Charter)

Wyoming	333-198828	46-2378100
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation or)	File Number)	Identification No.)

233 S. Sharon Amity Rd., Suite 201

Charlotte, North Carolina 28211

(Address of Principal Executive Offices

800-292-8991

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On December 7, 2015, Life Clips, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Susannah Forest (the “Purchaser”) under which the Company issued a Secured Convertible Promissory Note (the “Note”) to the Purchaser in a private placement. The Note was offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b) of Regulation D thereunder. The Purchaser also qualified as an “accredited investor” within the meaning of Rule 501 of Regulation D. There is no material relationship between the Company or its affiliates and the Purchaser other than in respect of the Purchase Agreement and the Note.

The Company received gross proceeds of $250,000 which the Company will use for general working capital purposes, including continued development and marketing of the products and services acquired in connection with the previously disclosed October 2015 transaction with Klear Kapture, Inc. The Purchase Agreement contains customary representations and warranties of the Company and the Purchaser regarding the purchase and offer and sale of the Note. Under the Purchase Agreement, the Company makes certain covenants, including:

(i)	granting the Purchaser the right to purchase one or more additional convertible notes in the aggregate amount of up to $250,000 on terms and conditions similar to the purchase and sale of the Note;

(ii)	restricting the Company from (A) changing the nature of its business, (B) issuing any securities or debt in any form or causing or permitting any sale or conveyance of any securities or debt outside of the ordinary course of business, (C) selling, divesting, acquiring or changing the structure of any material assets outside of the ordinary course of business or (D) soliciting any offers for, responding to any unsolicited offers for, or conducting any negotiations with any other person in respect of any transaction involving a convertible security; and

(iii)	agreeing to maintain its corporate existence and not sell all or substantially all of its assets.

Under the Purchase Agreement, the Company has also granted the Purchaser registration rights with respect the shares of common stock of the Company into which the Note can be converted. Under the terms of these rights, if the Company determines to register the sale of any of its securities under the Securities Act, the Company is required to use commercially reasonable efforts to include in such registration all shares of common stock with respect to which the Purchaser has requested be included in such registration statement. The Company is further required to use commercially reasonable efforts to keep such registration statement effective until the earlier of 120 days from the effective date of the registration statement or until the Purchaser sells all of her shares. The Company will bear all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel and blue sky fees and expenses, while the Purchaser will bear all fees and disbursements of counsel for the Purchaser, underwriting discounts and all selling commissions and stock transfer taxes applicable to the sale of the Purchaser’s shares.

The description contained herein of the Purchase Agreement is qualified in its entirety by reference to the terms of the Purchase Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Secured Convertible Promissory Note

The Note has a maturity date of November 30, 2017 and bears interest at 10% per annum. In addition to the terms and conditions described above, the Note provides that the Company will pay the accrued interest on a quarterly basis. The Purchaser has the right at any time to convert all or a portion of the outstanding and unpaid principal amount of the note and any accrued and unpaid interest into shares of common stock of the Company. The conversion price is the amount equal to 75% of the volume weighted average price of the Company’s common stock for a 5-day period prior the conversion date, subject to certain minimum and maximum conversion prices. The number of shares of common stock issuable is determined by dividing the amount to be converted by the conversion price. The conversion price is subject to adjustment upon the occurrence of certain events.

The Company may only prepay any portion outstanding under the Note by paying 130% of the principal amount of the Note and any accrued and unpaid interest. While the Note is outstanding, the Company is prohibited from redeeming, purchasing or acquiring any securities ranking junior to the Note and from paying or declaring any dividends or making any distributions on securities ranking junior to the Note. The Note additionally provides that if the Note remains outstanding on or after the maturity date, then, if certain other conditions have been met, the Note will be deemed to have been automatically converted into shares of the Company’s common stock. Finally, the Company agrees to certain negative covenants under the Note, including covenants preventing it from:

(i)	offering or selling any common stock or common stock equivalents in an offering where the net proceeds to the Company are less than $10,000,000;

(ii)	entering into a merger, sale of assets or other fundamental transaction;

(iii)	entering into, creating, incurring or causing to exist any indebtedness for borrowed money;

(iv)	amending its charter documents;

(v)	paying dividends or distributions on any equity securities of the Company;

(vi)	entering into any transactions with any officer, director or affiliate of the Company which would be required to be publicly disclosed (unless such transaction is on an arm’s-length basis and approved by a majority of independent directors); and

(vii)	selling, leasing or disposing of any significant portion of the Company’s assets outside of the ordinary course of business.

In addition to containing customary events of default, the Note also provides that an event of default will occur if within the two-year anniversary of the issue date of the Note, the Company has not publicly offered its common stock for sale to the public in an offering registered under the Securities Act. Additionally, an event of default occurs if the Company fails to comply with the reporting requirements under the Securities Exchange Act of 1934, or ceases to be subject to such reporting requirements.

The description contained herein of the Note is qualified in its entirety by reference to the terms of the Note, which is attached hereto as Exhibit 10.2 and incorporated herein by this reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated as of December 7, 2015, between Life Clips, Inc. and Susannah Forest

10.2	Secured Convertible Promissory Note, dated December 7, 2015, issued by Life Clips, Inc. to Susannah Forest

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE CLIPS, INC.

Date: December 31, 2015	By:	/s/ Robert Gruder
Robert Gruder
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated as of December 7, 2015, between Life Clips, Inc. and Susannah Forest

10.2	Secured Convertible Promissory Note, dated December 7, 2015, issued by Life Clips, Inc. to Susannah Forest